              TANDEM STOCK OPTION AND PERFORMANCE SHARE AGREEMENT

                                pursuant to the

                       CHESAPEAKE UTILITIES CORPORATION
                          PERFORMANCE INCENTIVE PLAN



     AGREEMENT dated as of January 17, 1995 and entered into, in duplicate, by and between Chesapeake Utilities Corporation, a Delaware Corporation (the "Company"), and XXXXXXXXXXXXXXX (the "Grantee").

     WITNESSETH that:

     WHEREAS, the Chesapeake Utilities Corporation Performance Incentive Plan (the "Plan") has been duly adopted by action of the Company,s Board of Directors as of January 1, 1992; and

     WHEREAS, the Committee of the Board of Directors of the Company referred to in the Plan (the "Committee") has determined that it is in the best interests of the Company to grant the tandem award described herein pursuant to the Plan; and

     WHEREAS, the shares of the Common Stock of the Company that may be delivered pursuant to this Agreement, when added to the other shares of the Common Stock of the Company that may be delivered pursuant to other agreements entered into under the Plan, do not exceed the total number of shares of the Common Stock of the Company with respect to which awards are authorized to be granted under the Plan;

     NOW, THEREFORE, it is hereby covenanted and agreed by and between the Company and the Grantee as follows:

     Section 1.  Tandem Award
                 ------------

     The Company hereby grants to the Grantee a Tandem Award for the three-year period commencing January 1, 1995 and ending December 31, 1997 (the "Award Period"). As more fully described herein, the Tandem Award consists of (1) an option to purchase XXXXXX shares of the Company,s Common Stock (the "Option"), exercisable in cumulative installments of one-third on each anniversary of the commencement of the Award Period and (2) the right to earn XXXXXX Performance Shares upon the Company,s achieving the respective Performance Goals set forth in Section 3 hereof. When Performance Shares are issued, the Option shall expire. Exercise of the Option will cancel the Grantee,s right to earn a corresponding number of Performance Shares, as set forth in Section 3.

     Section 2.  The Option
                 ----------

     (a) The Company hereby grants to the Grantee an Option to purchase an aggregate of XXXXXX shares of the Common Stock, par value $.4867 per share, of the Company (the "Shares"). Subject to all of the terms and conditions hereinafter set forth, such Option shall be irrevocable.

     (b) The price at which the Option shall be exercisable shall be $XXXXXX per Share (the "Exercise Price").

     (c) Subject to all of the other terms and conditions hereinafter set forth, the Option shall become exercisable by the Grantee in installments as set forth below, but in no event shall the Option be exercised later than December 31, 2004 (the "Expiration Date").

         (i) On or after January 1, 1996, the Option may be exercised in respect of one-third of the aggregate number of Shares specified in Section 2(a).

         (ii) On or after January 1, 1997, the Option may be exercised in respect of an additional one-third of the aggregate number of Shares specified in Section 2(a).

         (iii) On or after January 1, 1998, the Option may be exercised in respect of an additional one-third of the aggregate number of Shares specified in Section 2(a).

     (d) Any unexercised portion of the Option will expire immediately upon issuance of Performance Shares.

     (e) In the event of a Change in Control, as defined in the Plan, all Option installments that have not theretofore become exercisable shall become exercisable in full.

     (f) The Option or any portion thereof shall be exercised by delivering or mailing to the Committee at the Company's address at the time of exercise,

         (i) a notice in writing specifying the number of Shares to be purchased, and

         (ii) payment in full of the Exercise Price for the Shares so purchased by (1) a money order, cashiers check or certified check payable to the Company, (2) exchange of Shares of the Company's Common Stock (including exchange of Shares received upon the exercise of a portion of a stock option to satisfy the exercise price for additional portions of the option), valued at Fair Market Value as defined in the Plan, or (3) such other form of payment as shall be determined by the Committee to be acceptable, in all cases subject to any withholding required by applicable law or regulations.

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

     (g) Sale, transfer, or hypothecation of the Shares shall be prohibited for a period of three (3) years after they are issued (the "Restriction Period"), and the Shares will bear a restrictive legend to that effect.

     (h) Upon expiration of the Restriction Period, the transfer restrictions imposed by this Agreement will expire and new certificates representing the Shares, without the restrictive legend described in paragraph (g) of this
Section 2, shall be issued, subject to the provisions of this paragraph (h). It is not contemplated that the Shares will be registered for resale under the Securities Act of 1933 or the laws of any state and the Company is under no obligation to so register the Shares. Accordingly, transfer of the Shares after expiration of the Restriction Period will require the availability of an exemption from such registration, and prior to issuance of new certificates, the Company will be entitled to take such measures as it deems appropriate (including but not limited to obtaining from the Grantee investment representations and/or further legending the new certificates) to ensure that Shares are not transferred in the absence of such an exemption.

     (i) The Option is exercisable only by the Grantee or, in the case of the Grantee,s death or incapacity, by the Grantee,s executors, administrators, guardians or other legal representatives, and shall not be assignable or transferable by the Grantee, other than by will or the laws of descent and distribution.

     (j) Upon receipt of the notice of exercise and payment of the Exercise Price, the Company shall, subject to the provisions of this Agreement, promptly issue to the Grantee a certificate or certificates for the Shares purchased, without charge to the Grantee for issue or transfer tax. Until the Grantee is recorded on the Company,s stockholder ledger as the holder of record of the Shares, no right to vote or receive dividends or other distributions nor any other rights as a stockholder of the Company shall exist with respect to Shares receivable, notwithstanding the exercise of the Option. Except as provided in
Section 6 of the Agreement, no adjustment shall be made for distribution or other rights for which the record date is prior to the date of issuance of the certificate for the Shares.

     (k) If the Grantee is separated from employment before the Option has been exercised as to any or all of the Shares, such unexercised portion of the Option shall be exercisable or forfeited as follows, except that under no circumstances can any portion of the Option be exercised after the Expiration Date:

         (i) Upon voluntary termination by the Grantee (other than for retirement at age 65 or as accepted by the Committee) any unexercised portion of the Option shall be forfeited, unless otherwise determined by the Committee.

         (ii) Upon termination by the Company for failure of job performance or other just cause as determined by the Committee, any unexercised portion of the Option that is exercisable may be exercised during a period of 30 days following termination, at which time the Option shall expire, unless such period is extended by the Committee.

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

         (iii) Upon termination of employment by reason of death or total and permanent disability (as determined by the Committee), the Option shall be deemed exercisable immediately as to that proportion of the total number of shares subject to the Option equal to the proportion of the Award Period served, reduced by the number of shares as to which the Option has already been exercised. The remaining portion of the exercisable portion of the Option shall expire, unless otherwise determined by the Committee. If termination is by reason of death, the exercisable portion of the Option shall expire (if it has not already expired) the later of (A) six months from the date of death or (B) March 15, 1998, unless extended by the Committee.

         (iv) Upon retirement of the Grantee at age 65 or as accepted by the Committee, the Option must be exercised no later than the fifth anniversary of such retirement, at which time the Option shall expire, unless such period is extended by the Committee.

     (1) The Option is not, is not intended to be, and shall not be treated as, an "incentive stock option" as defined in Section 422A of the Internal Revenue Code of 1986.

     Section 3.  Performance Shares
                 ------------------

     (a) The Company hereby grants to the Grantee the right to earn a maximum of XXXXXX shares of the Company,s Common Stock, restricted as to transfer as set forth in paragraph (d) of this Section 3 ("Performance Shares"), according to the following terms and conditions.

     (b) As soon as practicable after the Company,s independent auditors have certified the Company,s financial statements for the year ended December 31, 1997, the Committee shall determine for the Award Period and for purposes of this Agreement the Company,s aggregate net income ("ANE") and return on equity ("ROE"). ANE and ROE shall be determined by the Committee based on financial results reported to shareholders in the Company,s annual reports but shall be subject to adjustment by the Committee for extraordinary events. The Committee shall promptly notify the Grantee of its determination. If each of ANE and ROE is equal to or greater than the respective Performance Goal set forth below, the Grantee shall receive XXXXX Performance Shares, provided that if any portion of the Option has been exercised, the number of such Performance Shares shall be reduced by 1 share for every 1.97 shares purchased by exercise of the Option.
If ANE or ROE is less than the respective Performance Goal, no Performance Shares will be received.

                      Performance Goals
                      -----------------
     Aggregate Net Income ("ANE")    XXXXXXXXXXXXXXX
     Return on Equity ("ROE")        XXXXX

     (c) The number of Performance Shares determined under paragraph (b) will increase by 30% for each increment of 1/2 of 1% by which ROE exceeds 12-1/2%, but may not exceed the maximum number of Performance Shares set forth in paragraph (a) of this Section 3.

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

     (d) Performance Shares shall be issued to the Grantee promptly upon the determination described in paragraph (b), without payment of consideration by the Grantee. The Grantee shall be the right to vote the Performance Shares and receive the cash dividends distributable with respect to such shares on, but not before, the date on which the Grantee is recorded on the Company's ledger as holder of record of the Shares (the "Issue Date"). Sale, transfer, pledge, or hypothecation of the Performance Shares shall be prohibited for a period of three (3) years after the Issue Date (the "Restriction Period"), and the Performance Shares will bear a restrictive legend to that effect.

     (e) Upon expiration of the Restriction Period, the transfer restrictions imposed by this Agreement will expire and new certificates representing the Performance Shares, without the restrictive legend described in paragraph (d) of this Section 3, shall be issued, subject to the provisions of paragraph (f) of this Section 3.

     (f) It is not contemplated that the Performance Shares will be registered for resale under the Securities Act of 1933 or the laws of any state and the Company is under no obligation to so register the Performance Shares. Accordingly, transfer of Performance Shares after expiration of the Restriction Period will require the availability of an exemption from such registration, and prior to issuance of new certificates, the Company will be entitled to take such measures as it deems appropriate (including but not limited to obtaining from the Grantee investment representation and/or further legending the new certificates) to ensure that Performance Shares are not transferred in the absence of such an exemption.

     (g) In the event of a Change of Control as defined in the Plan, the number of Performance Shares set forth in paragraph (b) of this Section 3, pro rated based on the proportion of the Award Period expired as of the date of such Change of Control, shall be deemed earned upon the occurrence of the Change of Control.

     (h) If during the Award Period, the Grantee is separated from employment, Performance Shares shall be deemed earned or forfeited as follows:

         (i) Upon voluntary termination by the Grantee (other than for retirement at age 65 or as accepted by the Committee) or termination by the Company for failure of job performance or other just cause as determined by the Committee, all unearned Performance Shares shall be forfeited immediately;

         (ii) If the Grantee separates from employment by reason of death or total and permanent disability (as determined by the Committee), the number of Performance Shares earned at the end of the Award Period shall be reduced by pro rating such Performance Shares based on the proportion of the Award Period during which the Grantee was employed by the Company, unless the Committee determines that the Performance Shares shall not be so reduced;

         (iii) Retirement of the Grantee at age 65 or as accepted by the Committee shall not affect unearned Performance Shares, which shall continue to be earned as set forth in the Table.

     Section 4.  Withholding
                 -----------

     (a) The Grantee shall be solely responsible for any federal, state or local income taxes imposed in connection with the exercise of the Option or any portion thereof or the delivery of Shares incident thereto, or any Performance Shares received. Prior to the transfer of Shares or Performance Shares to the Grantee, the Grantee shall remit the Company an amount sufficient to satisfy any federal, state, local or other withholding tax requirements.

     (b) The Grantee may elect to have any withholding tax obligation satisfied by having the Company withhold shares otherwise deliverable to the Grantee as Performance Shares or upon exercise of an Option, provided that such election will be subject to approval of the Committee and must be made either (i) during one of the window periods described in Section (e) (3) of Rule 16b-3, or (ii) at such other time as the Committee may determine that such election would be an exempt transaction under Section 16(b) of the 1934 Act.

     Section 5.  Additional Conditions to Issuance of Shares
                 -------------------------------------------

     Each exercise of the Option or any portion thereof and transfer of Performance Shares shall be subject to the condition that if at any time the Committee shall determine, in its sole discretion, that it is necessary or desirable as a condition of, or in connection with, such exercise (or the delivery of Shares thereunder) or transfer of Performance Shares (i) to satisfy withholding tax or other withholding liabilities, (ii) to effect the listing, registration or qualification on any securities exchange or under any state or federal law of any Shares deliverable in connection with such exercise, or (iii) to obtain the consent or approval of any regulatory body, then in any such event such exercise or transfer shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any such limitation affecting the right to exercise an Option shall not extend the time within which the Option may be exercised, unless the Committee in its sole discretion determines otherwise; and neither the Company or any affiliate of the Company, the directors or officers of the Company or any affiliate of the Company, nor the Committee shall have any obligation or liability to the Grantee or to any executor, administrator, guardian or other legal representative of the Grantee regarding Shares with respect to which the Option shall lapse, or with respect to which the purchase of Shares shall not be effected, because of such limitation.

     Section 6.  Adjustment of Shares
                 --------------------

     (a) If the Company shall be involved in a merger, consolidation or other reorganization, whether or not the Company is the surviving corporation, any unexercised portion of the Option received hereunder shall be deemed an option to purchase the same number of shares in the surviving corporation that a holder of the number of Shares subject to the unexercised portion of the Option would be entitled to receive under the terms of the merger, consolidation or other reorganization.

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

Any option deemed granted under this Section 6(a) shall be deemed granted on the date the original Option was granted for purposes of the vesting provisions of
Section 2.  Any right to earn Performance Shares shall be similarly adjusted.
If the Company is not the surviving corporation, the surviving corporation (the "Successor") shall succeed to the rights and obligations of the Company under this Agreement.

     (b) If any subdivision or combination of shares of Common Stock or any stock dividend, capital reorganization or recapitalization occurs after the adoption of the Plan, the Committee shall make such proportionate adjustments as are appropriate in the purchase price of, and the number of Shares underlying, the Option and in the number of Performance Shares to be earned in order to prevent the dilution or enlargement of the rights of the Grantee.

     Section 7.  No Right to Employment
                 ----------------------

     Nothing contained in this Agreement shall be deemed by implication or otherwise to confer upon the Grantee any right to continued employment by the Company or any affiliate of the Company.

     Section 8.  Notice
                 ------

     Any notice to be given hereunder by the Grantee shall be sent by mail addressed to Chesapeake Utilities Corporation, 861 Silver Lake Blvd., Cannon Building, Dover, Delaware 19904, for the attention of the Committee, c/o the Secretary, and any notice by the Company to the Grantee shall be sent by mail addressed to the Grantee at the address of the Grantee shown on the first page hereof. Either party may, but notice given to the other in accordance with the provisions of this Section 8, change the address to which subsequent notices shall be sent.

     Section 9.  Assumption of Risk
                 ------------------

     It is expressly understood and agreed that the Grantee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Shares or Performance Shares.

     Section 10.  Terms of Plan
                  -------------

     This Agreement is entered into pursuant to the Plan (a copy of which has been delivered to the Grantee). This Agreement is subject to all of the terms and provisions of the Plan, which are incorporated into this Agreement by reference, and the actions taken by the Committee pursuant to the Plan. In the event of a conflict between this Agreement and the Plan, the provisions of the Plan shall govern. All determinations by the Committee will be in its sole discretion and will be binding on the Company and the Grantee.

     Section 11.  Governing Law; Amendment
                  ------------------------

     This Agreement shall be governed by, and shall be construed, enforced and administered in accordance with the laws of the State of Delaware and the requirements of any applicable federal law. This Agreement may be modified or amended only in writing signed by the parties hereto.

     Section 12.  Terms of Agreement
                  ------------------

     This Agreement shall remain in full force and effect and shall be binding against the parties hereto for so long as the Option remains outstanding and for so long as any Shares or Performance Shares issued to the Grantee under this Agreement continue to be held by the Grantee.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name, and the Grantee has executed the same in evidence of the Grantee,s acceptance hereof, upon the terms and conditions herein set forth, as of the day and year first above written.

                                       CHESAPEAKE UTILITIES CORPORATION

                                       By:  __________________________________

                                            __________________________________
                                            Grantee

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